Union Security Insurance Company
Variable Account D of Union Security Insurance Company
Triple Crown Variable Annuity

Supplement dated August 25, 2025 to the variable annuity prospectus dated May 1, 2025

The following supplements and amends the above mentioned variable annuity prospectus. Please read this supplement and retain it for future reference. Special terms not defined in this supplement have the same meanings as in your variable annuity prospectus.

The Example table in Section 4. Fee Table is updated:
(1)  If you Surrender your Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
All Contract Owners are under age 61 at the time the Contract was purchased	$9,281	$15,438	$18,773	$31,220
(2)  If you annuitize at the end of the applicable time period or if you do not Surrender your Contract:

	1 year	3 years	5 years	10 years
All Contract Owners are under age 61 at the time the Contract was purchased	$2,829	$8,673	$14,773	$31,220

In Appendix A - Funds Available Under the Contract: the following fund fees current expenses are updated:

Fund and Adviser/Subadviser	Current Expenses
Federated Hermes Government Money Fund II - Service Class** Adviser: Federated Investment Management Company	0.63%*
Federated Hermes High Income Bond Fund II Adviser: Federated Investment Management Company	0.81*
Federated Hermes Kaufmann Fund II Adviser: Federated Equity Management Company of Pennsylvania Subadviser: Federated Global Investment Management Corp	1.55%*

HV-8176